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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 2000
                                                         -----------------

                       PEGASUS COMMUNICATIONS CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




    Delaware                            0-21389                   51-0374669
---------------                      ------------            -------------------
(State or Other                      (Commission                (IRS Employer
Jurisdiction of                      File Number)            Identification No.)
 Incorporation)


 c/o Pegasus Communications Management Company, 225 City Line Avenue,
               Suite 200, Bala Cynwyd, Pennsylvania              19004
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             (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code: 888-438-7488
                                                            ------------


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On December 19, 2000, Pegasus Communications Corporation announced in two separate press releases (i) that it launched its previously announced offer to issue shares of a newly issued series of preferred stock in exchange for the Series A preferred stock to be issued by its new holding company upon completion of its holding company reorganization and (ii) that it anticipates completing its previously announced reorganization of its existing businesses under a newly created holding company by the end of January 2001. Copies of the two press releases are filed as Exhibits 99.1 and 99.2, each of which are incorporated by reference into this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         99.1     Registrant's press release, dated December 19, 2000.

         99.2     Registrant's press release, dated December 19, 2000.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       PEGASUS COMMUNICATIONS CORPORATION


December 19, 2000                      By: /s/ Scott A. Blank
                                       -----------------------------------
                                       Scott A. Blank
                                       Vice President



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                                  Exhibit Index


Exhibit No.         Description
-----------         -----------
   99.1             Registrant's press release, dated December 19, 2000.

   99.2             Registrant's press release, dated December 19, 2000.